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MSCI 2007-TOP25

MORTGAGE    CMSA        CMSA       LOAN     MORTGAGE
LOAN NO.  LOAN NO.  PROPERTY NO.  GROUP  LOAN SELLER(1)  PROPERTY NAME(2)
---------------------------------------------------------------------------------------------------------------------------

     1        1        1-001        1        PCFII       Mount Pleasant Towne Centre
     2        2        2-001        1        BSCMI       Four Seasons Hotel
     3        3        3-001        1        PCFII       Shoppes at Park Place
     4        4        4-001        1         WFB        Village Square
     5        5        5-001        1        BSCMI       One Thomas Circle
     6        6        6-001        1        BSCMI       Sheraton Suites on the Hudson
     7        7        7-001        1         MSMC       360 Spear Street
     8        8        8-001        1      PCFII/MSCI    436 North Bedford Drive
     9        9        9-001        1         WFB        Shops at Kildeer
    10       10        10-001       1         MSMC       The London NYC Hotel Land Interest
    11       11        11-001       1        BSCMI       33 Union Square
    12       12        12-001       1         WFB        Town Square Shopping Center - Schererville
    13       13        13-001       2         WFB        Brighton Court
    14       14        14-001       1        BSCMI       Wakefield Commons I & II
    15       15        15-001       1        BSCMI       Providian Bancorp Office / Data Center
    16       16        16-001       1        PCFII       Romeoville Towne Center
             17                                          Cole Portfolio Roll-Up
    17                 17-001       1        BSCMI       Cole Portfolio - Lowe's Lubbock
    17                 17-002       1        BSCMI       Cole Portfolio - Lowe's Midland
    17                 17-003       1        BSCMI       Cole Portfolio - Kohl's Wichita
    18       18        18-001       1         WFB        Huron Estates
    19       19        19-001       1         MSMC       24 Fifth Avenue Coop
    20       20        20-001       1         MSMC       Aurora Center - Fairbanks
    21       21        21-001       1         MSMC       Beachwood Village Apartments
    22       22        22-001       1         MSMC       Sun Harbour Apartments
    23       23        23-001       2         MSMC       Gracie Gardens Coop
    24       24        24-001       2         MSMC       Avion Ridge Apartments
    25       25        25-001       1         MSMC       Fortress Building
    26       26        26-001       1        BSCMI       Stateline Center
    27       27        27-001       1         WFB        Staybridge - San Antonio
    28       28        28-001       1         MSMC       Prairie Garden Apartments
    29       29        29-001       1        BSCMI       Hilliard Market
    30       30        30-001       1        BSCMI       1450 Harbor Blvd.
    31       31        31-001       1         MSMC       225 South Sixth Street
    32       32        32-001       1        PCFII       Pomeroy IT Solutions
    33       33        33-001       1        BSCMI       Franklin Center
             34                                          Brown Trust Portfolio Roll-Up
    34                 34-001       1        PCFII       Brown Trust St Petersburg
    34                 34-002       1        PCFII       Brown Trust Largo
    34                 34-003       1        PCFII       Brown Trust Bradenton
    35       35        35-001       1         WFB        CalNational Bank Building
    36       36        36-001       1         MSMC       Blake Office Building
    37       37        37-001       1         WFB        MidTown Crossing - Rome, GA
    38       38        38-001       1         MSMC       York Towers Coop
    39       39        39-001       1        BSCMI       Buckhorn Plaza
    40       40        40-001       2        PCFII       Pasa Fino Apartments
    41       41        41-001       1         WFB        McKinstry Building
    42       42        42-001       1         WFB        Clarion Hotel Nags Head Beach
    43       43        43-001       1         WFB        Novi Meadows
    44       44        44-001       1         WFB        Hampton Inn Rochester
    45       45        45-001       1         WFB        Plaza Inn and Suites at Ashland Creek
    46       46        46-001       1         WFB        Security Public Storage - San Mateo
    47       47        47-001       1        PCFII       3260 Buskirk Avenue
    48       48        48-001       1         WFB        Drury Inn & Suites - Paducah
    49       49        49-001       1         MSMC       Ridge Road Towne Center
    50       50        50-001       1         MSMC       Newport Villa Apartments
    51       51        51-001       1         MSMC       Shops at Sossaman
    52       52        52-001       1         WFB        Howard Johnson Oceanfront South
    53       53        53-001       1         WFB        The Fickling Building
    54       54        54-001       1        PCFII       Hampton Inn Pennsville
    55       55        55-001       1        PCFII       The Stadium Business Park I & II
             56                                          MCA Self Storage Portfolio Roll-Up
    56                 56-001       1         MSMC       MCA Self Storage Portfolio - Kent East Hill
    56                 56-002       1         MSMC       MCA Self Storage Portfolio - Century Square
    56                 56-003       1         MSMC       MCA Self Storage Portfolio - Sunset Highway
    57       57        57-001       1        PCFII       Timber Crest
    58       58        58-001       2        PCFII       Greenbriar and Hawthorne Apartments
    59       59        59-001       1        BSCMI       Hebron Parkway Plaza
    60       60        60-001       2         MSMC       Castle Heights Apartments
    61       61        61-001       1        BSCMI       Cherryvale Plaza
    62       62        62-001       1        BSCMI       Office Depot - Paramus
    63       63        63-001       1         MSMC       Safeway Plaza - Kingman
    64       64        64-001       1        PCFII       2323 North Telegraph Road
    65       65        65-001       1        BSCMI       Fed Ex Kalamazoo
    66       66        66-001       2         WFB        Sedgefield Manufactured Home Community
    67       67        67-001       1        BSCMI       Patapsco Village
    68       68        68-001       2        BSCMI       Village One Apartments
    69       69        69-001       1         WFB        Country Inn & Suites Chattanooga
    70       70        70-001       1         WFB        Security Public Storage - Martinez
    71       71        71-001       1         WFB        K-Mart 6364 Springfield Plaza
    72       72        72-001       1         WFB        Country Inn & Suites Tiftonia
    73       73        73-001       1        PCFII       Durango Springs Retail Shopping Center
    74       74        74-001       1         WFB        River Valley MHP
    75       75        75-001       1         MSMC       Food 4 Less Center Shops
    76       76        76-001       1         WFB        Lockheed Martin Building
    77       77        77-001       1         WFB        Country Inn & Suites Dalton
    78       78        78-001       1         WFB        Crosswind Corners Shopping Center
    79       79        79-001       1        PCFII       1750 Boston Post Road
    80       80        80-001       1         MSMC       Pleasant Grove Marketplace
    81       81        81-001       1        BSCMI       New Paltz Plaza
    82       82        82-001       1        PCFII       Gilbert Industrial Building
    83       83        83-001       2         WFB        Palm Terrace Apartments
    84       84        84-001       2         WFB        Gardenside Apartments
    85       85        85-001       2         WFB        Wyndham Ridge Townhomes
    86       86        86-001       1        PCFII       Woodfield Restaurant Court
    87       87        87-001       2         WFB        Ridgeway Village Apartments
    88       88        88-001       1        BSCMI       Rite Aid - Hanover
    89       89        89-001       1         MSMC       Sportsman's Warehouse - Las Cruces
    90       90        90-001       2         WFB        Fallbrook Manor Apartments
    91       91        91-001       1        BSCMI       Seaway Plaza
    92       92        92-001       1         WFB        SuperPetz Shopping Center
    93       93        93-001       1        BSCMI       Giant Eagle Plaza
    94       94        94-001       1         MSMC       Key West Plaza
    95       95        95-001       1         WFB        A-American Bakersfield Central
    96       96        96-001       1         WFB        Comfort Inn Mentor
    97       97        97-001       1         WFB        3180 University Avenue
    98       98        98-001       2         WFB        Willows Apartments
    99       99        99-001       1         WFB        Country Inn & Suites Sycamore
   100      100       100-001       1        PCFII       Palmyrita Industrial
   101      101       101-001       1         WFB        Lamps Plus Retail
   102      102       102-001       1        BSCMI       Honey Creek Village
   103      103       103-001       1         MSMC       Hole Montes Building
   104      104       104-001       1         WFB        Heritage Center
            105                                          750 Link Road & 7790-7820 Bell Road Porfolio Roll-Up
   105                105-001       1         WFB        750 Link Road & 7790-7820 Bell Road
   105                105-002       1         WFB        750 Link Road & 7790-7820 Bell Road
   106      106       106-001       1        PCFII       Union Cattle Company Restaurant
   107      107       107-001       1         MSMC       Best Western - Orlando
   108      108       108-001       1         WFB        810 Lawrence Drive Flex
   109      109       109-001       2         WFB        Cottonwood Coves
   110      110       110-001       2         WFB        Trillium Townhomes
   111      111       111-001       1         MSMC       El Dorado Marketplace
   112      112       112-001       1        BSCMI       Walgreens Queens Village Shopping Center
   113      113       113-001       1         WFB        Country Inn & Suites Freeport
   114      114       114-001       2        PCFII       Country Club Apartments
   115      115       115-001       1         WFB        Walgreens - Las Vegas
   116      116       116-001       1         MSMC       Shops at Wal-Mart
   117      117       117-001       1        PCFII       2601 Airport Freeway
   118      118       118-001       1        BSCMI       Office Depot - State College
   119      119       119-001       1        PCFII       Xylon Commerce Center I & II
   120      120       120-001       1        PCFII       1400 N. H Street
   121      121       121-001       1        PCFII       2701 University Avenue Northeast
   122      122       122-001       1        PCFII       1705 Old Fort Parkway
   123      123       123-001       1         MSMC       DuVal Enterprises Building
   124      124       124-001       1         WFB        Tapia Brothers Industrial
   125      125       125-001       1        PCFII       Executive Center Valencia
   126      126       126-001       1         MSMC       CVS - Greenacres
   127      127       127-001       2        PCFII       Slate Hill Apartments
   128      128       128-001       1         MSMC       Gold's Gym - San Antonio
   129      129       129-001       1         WFB        Layton's Village Shopping Center
   130      130       130-001       1         MSMC       McKinney Retail Center
   131      131       131-001       1         MSMC       Alcott Apartments
   132      132       132-001       2        PCFII       Lakeview Apartments
   133      133       133-001       1         WFB        Ware Road Industrial
   134      134       134-001       1         WFB        Steeplechase Crossing
   135      135       135-001       1         WFB        A-American Foxborough
   136      136       136-001       1         MSMC       Mason Place Shopping Center
   137      137       137-001       1         MSMC       2819-27 John F. Kennedy Boulevard
   138      138       138-001       1         WFB        Hub Parkway Industrial Building
   139      139       139-001       1        BSCMI       CVS- Ithaca
   140      140       140-001       1        PCFII       Lincoln Square
   141      141       141-001       1        PCFII       Vine Street Business Park
   142      142       142-001       1         WFB        A-American Borrego
   143      143       143-001       1         WFB        The Tile Shop Industrial
   144      144       144-001       1         WFB        Walgreens - West Chester
   145      145       145-001       1        BSCMI       Rite Aid - Glassport
   146      146       146-001       2         WFB        Western Hills Apartments
   147      147       147-001       2         WFB        Timbergrove Manor Apartments
            148                                          The Boat Barn/A&B Dry Storage Porfolio Roll-Up
   148                148-001       1         WFB        The Boat Barn/A&B Dry Storage
   148                148-002       1         WFB        The Boat Barn/A&B Dry Storage
   149      149       149-001       1         WFB        Centennial Self Storage I
            150                                          Prairie View Apartments & River Road Apartments Porfolio Roll-Up
   150                150-001       2        PCFII       Prairie View Apartments
   150                150-002       2        PCFII       River Road Apartments
   151      151       151-001       1         MSMC       Park Place Shopping Center
   152      152       152-001       1         WFB        Eagle Financial Center
   153      153       153-001       1         WFB        Staples - Grosse Pointe, MI
   154      154       154-001       1        PCFII       The Southport Station Office Center
   155      155       155-001       1         MSMC       Walgreens - Lincoln City
   156      156       156-001       1        PCFII       10936 State Road 54
   157      157       157-001       1         WFB        Union Hills I Retail
   158      158       158-001       1         WFB        Holiday Plaza Shopping Center
   159      159       159-001       1         MSMC       Blockbuster Video - Santa Monica, CA
   160      160       160-001       2         WFB        Laurelwood Valley Mobile Home Park
   161      161       161-001       2         WFB        Parkside Apartments
   162      162       162-001       1         WFB        K&G Fashion Superstore - Houston
   163      163       163-001       1         WFB        All American Self Storage Roseville
   164      164       164-001       1         WFB        830- 846 Watson Avenue Industrial Park
   165      165       165-001       1         MSMC       Eckerd - Rolesville
   166      166       166-001       1         WFB        Huffman Plaza
   167      167       167-001       1         WFB        Tanger Furniture Outlets
   168      168       168-001       1        PCFII       Lakeside Shopping Center
   169      169       169-001       2        PCFII       Somerset Apartments
   170      170       170-001       2         WFB        Tamra Colonial Estates
   171      171       171-001       1         WFB        Arnold Magnetic Technologies
   172      172       172-001       1         WFB        Liberty Plaza - Gun Barrel
   173      173       173-001       2         WFB        Welch Estate Apartments
   174      174       174-001       1         WFB        Piggly Wiggly - Omro, WI
   175      175       175-001       1         WFB        Access Self Storage - Indianapolis
   176      176       176-001       1         WFB        East County Line Center
   177      177       177-001       2         WFB        Perrine Court Apartment
   178      178       178-001       2         WFB        32 Pines Apartments
   179      179       179-001       1        PCFII       9150 South Dairy Ashford
   180      180       180-001       1         WFB        Pine Springs Mobile Home Park
   181      181       181-001       1         WFB        Bridgestone-Firestone, Austin
   182      182       182-001       1         WFB        Chase Professional Building
   183      183       183-001       2        PCFII       Northside Square Apartments
   184      184       184-001       1         WFB        Giant Oil - Las Ventanas
   185      185       185-001       2        PCFII       503 West 150th Street
   186      186       186-001       1         WFB        Plum Tree Plaza
   187      187       187-001       1         WFB        Advance Auto - Philadelphia
   188      188       188-001       1         WFB        2976 E. State Street Retail
   189      189       189-001       1         WFB        40th Street Medical Plaza
   190      190       190-001       1         MSMC       Shawnee Ridge II
   191      191       191-001       1         WFB        Rite Aid - Steubenville
   192      192       192-001       1         WFB        Rite Aid - Wellsburg, WV
   193      193       193-001       1         WFB        Nipomo Westside
   194      194       194-001       1         MSMC       Pacific State Bank
   195      195       195-001       1         WFB        Pensacola Self Storage
   196      196       196-001       1         WFB        Moyock Commons
   197      197       197-001       2        PCFII       The Apartment Company
   198      198       198-001       1         WFB        Elgin Retail
   199      199       199-001       1         WFB        The Shops at Aldi
   200      200       200-001       1         MSMC       Advance Auto Parts - Scottsbluff, NE
   201      201       201-001       1         WFB        Spring Valley Shopping Mall
   202      202       202-001       1         WFB        Aldige' & Noack Associates
   203      203       203-001       1         WFB        Checker Auto Parts Albuquerque
   204      204       204-001       1         WFB        Edinger Retail Center

TOTALS AND WEIGHTED AVERAGES:

MORTGAGE                        CUT-OFF DATE                        OPEN PERIOD
LOAN NO.                         BALANCE(6)    MATURITY DATE  OPEN   START DATE
-------------------------------------------------------------------------------

     1                         $   95,200,000    12/01/2016     7    05/01/2016
     2                         $   72,000,000    12/01/2016     2    10/01/2016
     3                         $   71,000,000    01/03/2017     2    11/03/2016
     4                         $   59,680,000    01/01/2017     4    09/01/2016
     5                         $   55,000,000    09/01/2016     1    08/01/2016
     6                         $   55,000,000    01/01/2017     1    12/01/2016
     7                         $   50,000,000    11/08/2013     1    10/08/2013
     8                         $   46,750,000    11/01/2016    13    10/01/2015
     9                         $   33,145,000    12/01/2016     4    08/01/2016
    10                         $   27,000,000    11/01/2016     4    07/01/2016
    11                         $   25,000,000    01/01/2017     3    10/01/2016
    12                         $   22,700,000    11/01/2016     4    07/01/2016
    13                         $   21,000,000    12/01/2016     4    08/01/2016
    14                         $   21,000,000    12/01/2016     7    05/01/2016
    15                         $   20,115,000    12/01/2016     2    10/01/2016
    16                         $   20,000,000    01/01/2017     3    10/01/2016
                               $   19,825,000    09/01/2016     4    05/01/2016
    17                         $    7,475,000    09/01/2016     4    05/01/2016
    17                         $    7,150,000    09/01/2016     4    05/01/2016
    17                         $    5,200,000    09/01/2016     4    05/01/2016
    18                         $   16,963,469    11/01/2016     4    07/01/2016
    19                         $   15,500,000    12/01/2016     4    08/01/2016
    20                         $   15,000,000    12/01/2011     4    08/01/2011
    21                         $   15,000,000    12/01/2016     5    07/01/2016
    22                         $   14,700,000    12/01/2016     5    07/01/2016
    23                         $   13,971,295    11/01/2016     4    07/01/2016
    24                         $   13,500,000    11/01/2016     7    04/01/2016
    25                         $   12,911,734    11/01/2013     7    04/01/2013
    26                         $   11,750,000    11/01/2016     2    09/01/2016
    27                         $   11,600,000    01/01/2017     4    09/01/2016
    28                         $   11,500,000    12/01/2016     5    07/01/2016
    29                         $   11,220,000    12/01/2016     2    10/01/2016
    30                         $   11,000,000    10/01/2013     1    09/01/2013
    31                         $   10,000,000    09/09/2011     4    05/09/2011
    32                         $   10,000,000    01/01/2017     3    10/01/2016
    33                         $   10,000,000    09/01/2021     1    08/01/2021
                               $   10,000,000    11/01/2016     2    09/01/2016
    34                         $    7,878,788    11/01/2016     2    09/01/2016
    34                         $    1,090,909    11/01/2016     2    09/01/2016
    34                         $    1,030,303    11/01/2016     2    09/01/2016
    35                         $    9,975,000    01/01/2017     4    09/01/2016
    36                         $    9,600,000    11/01/2016     4    07/01/2016
    37                         $    9,595,289    09/01/2016     2    07/01/2016
    38                         $    9,500,000    12/01/2016     4    08/01/2016
    39                         $    9,025,000    12/01/2016     2    10/01/2016
    40                         $    9,000,000    12/01/2016     2    10/01/2016
    41                         $    8,953,662    09/01/2016     4    05/01/2016
    42                         $    8,875,962    11/01/2016     4    07/01/2016
    43                         $    8,830,740    11/01/2016     4    07/01/2016
    44                         $    8,489,151    12/01/2016     4    08/01/2016
    45                         $    8,250,000    01/01/2017     4    09/01/2016
    46                         $    8,142,737    12/01/2016     4    08/01/2016
    47                         $    8,000,000    12/01/2016     3    09/01/2016
    48                         $    7,925,000    01/01/2017     4    09/01/2016
    49                         $    7,600,000    11/01/2016     4    07/01/2016
    50                         $    7,500,000    12/01/2016     5    07/01/2016
    51                         $    7,412,890    02/01/2016     5    09/01/2015
    52                         $    7,230,571    11/01/2016     4    07/01/2016
    53                         $    7,223,278    09/01/2016     2    07/01/2016
    54                         $    7,194,266    12/01/2016     2    10/01/2016
    55                         $    7,093,959    12/01/2016     3    09/01/2016
                               $    6,973,718    10/01/2016     4    06/01/2016
    56                         $    3,138,173    10/01/2016     4    06/01/2016
    56                         $    2,371,064    10/01/2016     4    06/01/2016
    56                         $    1,464,481    10/01/2016     4    06/01/2016
    57                         $    6,800,000    01/01/2017     2    11/01/2016
    58                         $    6,793,878    12/01/2016     2    10/01/2016
    59                         $    6,750,000    12/01/2016     2    10/01/2016
    60                         $    6,700,000    12/01/2016     5    07/01/2016
    61                         $    6,456,776    08/01/2021     4    04/01/2021
    62                         $    5,969,940    07/01/2021     2    05/01/2021
    63                         $    5,800,000    11/01/2016     4    07/01/2016
    64                         $    5,718,842    12/01/2016     2    10/01/2016
    65                         $    5,628,378    09/01/2016     1    08/01/2016
    66                         $    5,488,005    11/01/2016     4    07/01/2016
    67                         $    5,484,432    11/01/2016     4    07/01/2016
    68                         $    5,400,000    12/01/2021     4    08/01/2021
    69                         $    5,319,471    12/01/2016     4    08/01/2016
    70                         $    5,245,333    12/01/2016     4    08/01/2016
    71                         $    5,240,000    12/01/2016     4    08/01/2016
    72                         $    5,094,704    12/01/2016     4    08/01/2016
    73                         $    4,996,249    12/01/2016     2    10/01/2016
    74                         $    4,985,867    10/01/2013     4    06/01/2013
    75                         $    4,950,000    12/01/2016     4    08/01/2016
    76                         $    4,891,508    11/01/2016     4    07/01/2016
    77                         $    4,869,938    12/01/2016     4    08/01/2016
    78                         $    4,600,000    11/01/2016     4    07/01/2016
    79                         $    4,491,352    12/01/2026     2    10/01/2026
    80                         $    4,482,188    11/01/2026     4    07/01/2026
    81                         $    4,400,000    12/01/2016     5    07/01/2016
    82                         $    4,400,000    12/01/2016     2    10/01/2016
    83                         $    4,296,139    12/01/2016     4    08/01/2016
    84                         $    4,288,907    10/01/2016     4    06/01/2016
    85                         $    4,216,973    11/01/2016     4    07/01/2016
    86                         $    4,192,265    11/01/2016     2    09/01/2016
    87                         $    4,142,185    11/01/2013     4    07/01/2013
    88                         $    4,115,000    11/01/2016     4    07/01/2016
    89                         $    4,100,000    12/01/2016     4    08/01/2016
    90                         $    4,096,318    12/01/2016     4    08/01/2016
    91                         $    4,092,654    11/01/2016     2    09/01/2016
    92                         $    4,038,579    10/01/2016     2    08/01/2016
    93                         $    4,000,000    11/01/2016     3    08/01/2016
    94                         $    4,000,000    01/01/2017     4    09/01/2016
    95                         $    3,815,567    10/01/2013     4    06/01/2013
    96                         $    3,791,900    06/01/2016     4    02/01/2016
    97                         $    3,785,932    09/01/2016     4    05/01/2016
    98                         $    3,767,504    09/01/2016     4    05/01/2016
    99                         $    3,746,247    12/01/2016     4    08/01/2016
   100                         $    3,500,000    12/01/2016     2    10/01/2016
   101                         $    3,500,000    01/01/2017     4    09/01/2016
   102                         $    3,490,602    10/01/2016     1    09/01/2016
   103                         $    3,464,720    10/01/2016     4    06/01/2016
   104                         $    3,400,000    12/01/2016     4    08/01/2016
                               $    3,400,000    11/01/2016     4    07/01/2016
   105                         $    1,871,560    11/01/2016     4    07/01/2016
   105                         $    1,528,440    11/01/2016     4    07/01/2016
   106                         $    3,337,254    12/01/2016     2    10/01/2016
   107                         $    3,313,407    09/01/2015     7    02/01/2015
   108                         $    3,241,210    10/01/2016     4    06/01/2016
   109                         $    3,200,000    11/01/2016     4    07/01/2016
   110                         $    3,171,359    10/01/2016     2    08/01/2016
   111                         $    3,100,000    09/01/2016     4    05/01/2016
   112                         $    3,100,000    01/01/2017     1    12/01/2016
   113                         $    3,096,898    12/01/2016     4    08/01/2016
   114                         $    3,027,320    12/01/2016     2    10/01/2016
   115                         $    3,000,000    01/01/2017     4    09/01/2016
   116                         $    3,000,000    10/01/2016     4    06/01/2016
   117                         $    3,000,000    11/01/2016     2    09/01/2016
   118                         $    3,000,000    01/01/2017     2    11/01/2016
   119                         $    2,997,507    12/01/2016     2    10/01/2016
   120                         $    2,996,231    12/01/2016     2    10/01/2016
   121                         $    2,994,621    11/01/2016     2    09/01/2016
   122                         $    2,994,585    11/01/2016     3    08/01/2016
   123                         $    2,988,819    09/01/2016     4    05/01/2016
   124                         $    2,830,000    11/01/2016     4    07/01/2016
   125                         $    2,819,704    11/01/2016     2    09/01/2016
   126                         $    2,782,525    10/01/2016     4    06/01/2016
   127                         $    2,747,611    12/03/2016     4    08/03/2016
   128                         $    2,700,000    09/01/2016     4    05/01/2016
   129                         $    2,700,000    12/01/2016     2    10/01/2016
   130                         $    2,700,000    11/01/2016     4    07/01/2016
   131                         $    2,700,000    12/01/2016     5    07/01/2016
   132                         $    2,697,612    12/01/2016     2    10/01/2016
   133                         $    2,543,200    10/01/2011     7    03/01/2011
   134                         $    2,540,952    09/01/2016     4    05/01/2016
   135                         $    2,540,390    10/01/2013     4    06/01/2013
   136                         $    2,500,000    12/01/2016     4    08/01/2016
   137                         $    2,500,000    11/01/2016     5    06/01/2016
   138                         $    2,500,000    12/01/2016     4    08/01/2016
   139                         $    2,500,000    12/01/2016     5    07/01/2016
   140                         $    2,498,009    12/01/2016     3    09/01/2016
   141                         $    2,497,867    12/01/2016     2    10/01/2016
   142                         $    2,490,579    10/01/2013     4    06/01/2013
   143                         $    2,442,086    09/01/2016     4    05/01/2016
   144                         $    2,348,001    12/01/2016     4    08/01/2016
   145                         $    2,325,000    11/01/2016     4    07/01/2016
   146                         $    2,300,000    10/01/2016     4    06/01/2016
   147                         $    2,300,000    08/01/2016     4    04/01/2016
                               $    2,297,116    12/01/2016     4    08/01/2016
   148                         $    1,289,926    12/01/2016     4    08/01/2016
   148                         $    1,007,189    12/01/2016     4    08/01/2016
   149                         $    2,248,015    12/01/2016     4    08/01/2016
                               $    2,248,010    12/01/2016     2    10/01/2016
   150                         $    1,398,762    12/01/2016     2    10/01/2016
   150                         $      849,248    12/01/2016     2    10/01/2016
   151                         $    2,200,000    09/01/2016     4    05/01/2016
   152                         $    2,198,138    12/01/2016     4    08/01/2016
   153                         $    2,195,830    11/01/2016     4    07/01/2016
   154                         $    2,147,218    12/01/2016     2    10/01/2016
   155                         $    2,142,000    11/01/2016     4    07/01/2016
   156                         $    2,097,490    12/01/2016     2    10/01/2016
   157                         $    2,074,985    10/01/2016     4    06/01/2016
   158                         $    2,048,269    12/01/2016     4    08/01/2016
   159                         $    2,000,000    11/01/2016     7    04/01/2016
   160                         $    2,000,000    01/01/2017     4    09/01/2016
   161                         $    1,996,795    11/01/2013     4    07/01/2013
   162                         $    1,996,300    11/01/2016     4    07/01/2016
   163                         $    1,994,938    10/01/2016     4    06/01/2016
   164                         $    1,943,524    09/01/2016     4    05/01/2016
   165                         $    1,900,000    10/01/2016     4    06/01/2016
   166                         $    1,818,472    12/01/2016     4    08/01/2016
   167                         $    1,798,940    11/01/2016     2    09/01/2016
   168                         $    1,798,582    12/01/2016     2    10/01/2016
   169                         $    1,798,408    12/01/2016     2    10/01/2016
   170                         $    1,795,952    10/01/2016     4    06/01/2016
   171                         $    1,729,223    11/01/2016     4    07/01/2016
   172                         $    1,700,000    12/01/2016     4    08/01/2016
   173                         $    1,696,713    11/01/2016     4    07/01/2016
   174                         $    1,694,275    09/01/2016     4    05/01/2016
   175                         $    1,689,135    10/01/2016     4    06/01/2016
   176                         $    1,677,705    12/01/2016     4    08/01/2016
   177                         $    1,650,000    11/01/2016     4    07/01/2016
   178                         $    1,650,000    12/01/2016     4    08/01/2016
   179                         $    1,600,000    11/01/2016     2    09/01/2016
   180                         $    1,600,000    07/01/2016     4    03/01/2016
   181                         $    1,598,878    12/01/2016     4    08/01/2016
   182                         $    1,598,719    12/01/2016     4    08/01/2016
   183                         $    1,598,585    12/01/2016     2    10/01/2016
   184                         $    1,597,935    11/01/2021     4    07/01/2021
   185                         $    1,597,227    11/01/2016     2    09/01/2016
   186                         $    1,594,361    09/01/2016     4    05/01/2016
   187                         $    1,533,805    08/01/2016     4    04/01/2016
   188                         $    1,514,811    09/01/2016     4    05/01/2016
   189                         $    1,503,388    09/01/2021     4    05/01/2021
   190                         $    1,496,240    10/01/2016     4    06/01/2016
   191                         $    1,447,521    11/01/2016     4    07/01/2016
   192                         $    1,407,211    12/01/2016     4    08/01/2016
   193                         $    1,398,824    12/01/2016     4    08/01/2016
   194                         $    1,393,911    08/01/2016     4    04/01/2016
   195                         $    1,330,000    09/01/2016     4    05/01/2016
   196                         $    1,297,868    11/01/2016     2    09/01/2016
   197                         $    1,258,886    12/01/2016     2    10/01/2016
   198                         $    1,196,948    10/01/2016     4    06/01/2016
   199                         $    1,195,733    09/01/2016     2    07/01/2016
   200                         $      998,751    12/01/2016     4    08/01/2016
   201                         $      997,560    11/01/2016     4    07/01/2016
   202                         $      976,794    12/01/2016     4    08/01/2016
   203                         $      973,371    11/01/2016     4    07/01/2016
   204                         $      897,173    09/01/2016     4    05/01/2016
                               --------------
TOTALS AND WEIGHTED AVERAGES:  $1,554,514,355
                               ==============

----------
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